[North American Funds Logo]   REPORT TO
                              SHAREHOLDERS
                              Senior Floating Rate Fund












North American Funds(R)                       Annual Report    December 31, 1998


                              Audited
                              Financial
                              Statements

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
President's Message
--------------------------------------------------------------------------------

February 15, 1999

Dear Shareholder:

This past year turned out to be a true test for the senior loan market. And, we are pleased to report that senior loans passed with high marks.

During 1998, the stock market exhibited sharp volatility, setting new highs early in the year and then declining in the third quarter due to economic, political, and financial worries. The stock market bounced back in the fourth quarter as consumer spending remained robust and interest rates remained at historically low levels.

During this turbulent period, the senior loan market, in contrast, offered relative stability and attractive returns to investors. In fact, during the third quarter, senior loans were one of only a few asset classes to provide positive total returns. We are pleased to report that the North American Senior Floating Rate Fund's net asset value fluctuated just pennies from its inception through year-end 1998.

On balance, our outlook for 1999 remains positive. Capital continues to flow into the loan market and the new issue calendar, which had been light in January has started to build nicely. The higher LIBOR spreads experienced in late 1998 will likely narrow somewhat, however, overall returns should remain attractive and credit quality should remain high.

As always, we will continue to strive for strong results. Thank you for investing with us. We appreciate your continued commitment to the North American Senior Floating Rate Fund. If you have questions regarding your investment, please call your investment advisor or our customer service team at 800-872-8037.

Sincerely,

/s/ Bradford K. Gallagher

Bradford K. Gallagher
President, North American Funds

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
Portfolio Manager Commentary
--------------------------------------------------------------------------------

Investment Objective:  Provide a high level of current income consistent with the preservation of capital through investment primarily in senior secured floating rate loans and other senior secured floating rate debt obligations.

Subadvisor:            CypressTree Investment Management Company, Inc.

Portfolio Manager:     Peter Merrill

Inception Date:        August 31, 1998



    [Graph of Change in Value of $10,000 Investment and Comparative Index]
     --------------------------------------------------------------------




                               Performance Table
                               -----------------

                                                                  Total Return
        Periods Ending 12/31/98                                  Since Inception
                                                                 ---------------
        DLJ Leveraged Loan Index*                                         -0.90%
        Senior Floating Rate Fund Class B (NAV)                            1.85%
        Senior Floating Rate Fund Class B (net of CDSC)**                 -1.15%
        Senior Floating Rate Fund Class C (NAV)                            1.85%
        Senior Floating Rate Fund Class B (net of CDSC)***                 0.85%


    * Returns for the index begin on the month-end closest to the actual inception date of the Fund.
   ** The returns reflect the applicable sliding Contingent Deferred Sales
      Charge of 3%, 2.5%, 2%, 1%.
  *** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
Portfolio Manager Commentary
--------------------------------------------------------------------------------


                         Portfolio Manager Commentary
                         ----------------------------

As of 12/31/98, the North American Senior Floating Rate Fund's 30-day SEC yield was an impressive 7.39% for Class B shares and 7.41% for Class C shares. The Fund's share price was $9.98 having fluctuated just pennies since its launch at $10.00 per share in August. From inception through 12/31/98, the Fund outperformed the benchmark DLJ Leverage Loan Index, as indicated in the chart above. The Fund was well diversified with investments in 23 companies representing 16 different industries.

During the fourth quarter the loan market came under significant pressure as investors sat on the sidelines waiting for the market to exhibit positive momentum. In the new issue market, average yields increased 0.75% to 1%, and average upfront fees rose by 0.25% to 0.50% in order to attract adequate investor demand. Loan structures also became more conservative during the fourth quarter with most transactions carrying strong BB credit ratings and considerably lower leverage. The secondary market traded down 2%-3% in October in response to significantly higher new issue pricing and selling pressure created by hedge funds and other investors who needed to raise cash. By late November the loan market began to develop a more positive tone, as the flow of funds into the market increased, and several high profile transactions such as Scotts and Travel Centers were well received.

The North American Senior Floating Rate Fund was launched in late August in the midst of this turmoil and remained largely in cash until the market began to stabilize later in the fourth quarter. As a result, we were able to avoid the market sell off and share price declines that impacted many portfolios during the period. Further, we were able to take advantage of several attractively priced new issues that came to market late in the fourth quarter as well as a number of investments that were available in the secondary market at significant discounts.



               *   *   *   *   *   *   *   *   *   *   *   *   *




North American Senior Floating Rate Fund, Inc. shares are not deposits or obligations of, or guaranteed by, any bank or financial institution. Mutual fund shares are not insured by the FDIC or any other agency and are subject to investment risk, including the possible loss of principal. The investment return and principal value of an investment in the Fund will fluctuate with market conditions so that shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results, and there is no guarantee the Fund will achieve its objective.

Average annual total returns are historical and include changes in share price, reinvestment of dividends and capital gains.

The 30-day SEC Yield is computed by using a standardized formula that represents the theoretical net investment income per share earned over the 30-day period noted, expressed as an annualized percentage of the maximum offering price of shares on that date.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of North American Senior Floating Rate Fund, Inc:

We have audited the accompanying statement of assets and liabilities of North American Senior Floating Rate Fund, Inc. ("the Fund"), including the portfolio of investments, as of December 31, 1998, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the period from commencement of operations, August 31, 1998, through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and selling or agent banks, where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of North American Senior Floating Rate Fund, Inc. as of December 31, 1998, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period from the commencement of operations, August 31, 1998, through December 31, 1998, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Boston, Massachusetts
February 24, 1999

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
Portfolio Of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                       Maturity
Industry                       Description                            Type               Date             Par          Value
--------                       -----------                            ----             --------           ---          -----
LOANS - 74.3%
Automobile - 2.6%
                               Environmental Systems Products         BTL - B            9/30/05      $  250,000    $   249,688
                               Federal Mogul Corporation              BTL - C            9/30/06         250,000        249,883
                                                                                                                    -----------
                                                                                                                        499,571
Broadcasting - 2.6%
                               Capstar Broadcasting                   BTL - B            5/31/05         500,000        492,500

Chemicals, Plastics and Rubber - 5.3%
                               The Scotts Company                     BTL - B            6/30/06         509,202        511,434
                               The Scotts Company                     BTL - C            6/30/07         490,798        492,025
                                                                                                                    -----------
                                                                                                                      1,003,459
Containers, Packaging and Glass - 3.9%
                               Jefferson Smurfitt Corp.               BTL - B            3/31/06         750,000        746,845

Consumer Durable - 3.9%
                               Sealy Corporation                      BTL - B            2/15/04         189,130        188,332
                               Sealy Corporation                      BTL - C            2/15/05         136,222        135,647
                               Sealy Corporation                      BTL - D            2/15/06         174,078        173,344
                               Simmons Co.                            BTL - B           10/29/05          71,429         71,429
                               Simmons Co.                            BTL - C           10/29/06         178,571        178,571
                                                                                                                    -----------
                                                                                                                        747,323
Consumer Non-durable - 2.6%
                               Doane Pet Care Company                 BTL - B            9/30/05         240,323        239,722
                               Doane Pet Care Company                 BTL - C            9/30/06         259,677        258,947
                                                                                                                    -----------
                                                                                                                        498,669
Diversified/Conglomerate Manufacturing - 6.5%
                               Alliance Laundry Systems               BTL - A            5/05/05       1,000,000        991,683
                               SPX Corporation                        BTL - B            9/30/06         249,375        250,115
                                                                                                                    -----------
                                                                                                                      1,241,798
Environmental Services - 2.6%
                               Safety Kleen                           BTL - B            4/03/05         250,000        249,656
                               Safety Kleen                           BTL - C            4/03/06         250,000        249,656
                                                                                                                    -----------
                                                                                                                        499,312
Healthcare - 10.6%
                               Alliance Imaging, Inc.                 BTL - C            9/30/04         250,000        248,750
                               King Pharmaceuticals, Inc.             BTL - B            2/18/06         750,000        751,992
                               Stryker Corporation                    BTL - B            2/04/05         666,321        668,299
                               Stryker Corporation                    BTL - C            2/04/06         333,679        335,035
                                                                                                                    -----------
                                                                                                                      2,004,076
Leisure and Amusement - 5.2%
                               Regal Cinemas                          BTL - B            5/27/05       1,000,000      1,000,000

Mining & Metals - 1.3%
                               Neenah Foundry Company                 BTL - B            6/30/05         250,000        250,313

Oil & Gas - 5.2%
                               Travel Centers of America              BTL - B            3/27/05         998,423      1,000,607

Real Estate - 1.1%
                               Atrium Companies, Inc.                 BTL - B            6/30/05          95,679         94,842
                               Atrium Companies, Inc.                 BTL - C            6/30/06         109,460        108,502
                                                                                                                    -----------
                                                                                                                        203,344
Telecommunications - 7.9%
                               Davel Communications, Inc.             BTL - B            6/23/05         500,000        499,063
                               Superior TeleCom, Inc.                 BTL - B            1/27/05       1,000,000      1,003,505
                                                                                                                    -----------
                                                                                                                      1,502,568

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
Portfolio Of Investments - December 31, 1998
--------------------------------------------------------------------------------

Maturity
Industry                       Description                            Type                Date               Par          Value
--------                       -----------                            ----                ----               ---          -----
Textiles and Leather - 7.8%
                               Advanced Glassfiber Yarn               BTL - C            9/30/05      $  500,000    $   500,000
                               Pillowtex Corp.                        BTL - B           12/31/04         998,607        995,174
                                                                                                                    -----------
                                                                                                                      1,495,174
Transportation - 5.2%
                               American Commercial Lines              BTL - B            6/30/06         175,692        175,363
                               American Commercial Lines              BTL - C            6/30/07         824,308        822,762
                                                                                                                    -----------
                                                                                                                        998,125

TOTAL LOANS                    (Cost $14,200,974)                                                                   $14,183,684
                                                                                                                    -----------

SHORT-TERM INVESTMENTS - 23.1%                                                                            Shares
                                                                                                          ------
                          SSGA Money Market Fund (Cost $4,402,891)                                     4,402,891    $ 4,402,891
                                                                                                                    -----------

TOTAL INVESTMENTS - 97.4%   (Cost $18,603,865*)                                                                     $18,586,575
                                                                                                                    -----------

OTHER ASSETS AND LIABILITIES, NET - 2.6%                                                                                498,346
                                                                                                                    -----------

NET ASSETS - 100.0%                                                                                                 $19,084,921
                                                                                                                    ===========


*  The cost for Federal Income Tax purposes is the same.











   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
Statement Of Assets And Liabilities - December 31, 1998
--------------------------------------------------------------------------------

    ASSETS:
    -------
    Investments in loans and securities, at value (Identified
      cost, $18,603,865.) (See accompanying Portfolio of Investments)...........      $18,586,575
    Cash........................................................................           21,809
    Receivables:
      Investments sold..........................................................            3,595
      Fund shares sold..........................................................          695,161
      Interest receivable on bank loans.........................................           79,363
      Facility fees.............................................................            7,500
    Prepaid expenses............................................................           56,053
    Other assets................................................................              333
        Total assets............................................................      $19,450,389
                                                                                    -------------

    LIABILITIES:
    ------------
    Payables:
      Accrued expenses..........................................................        56,053
      Fund shares redeemed......................................................       235,085
    Deferred facility fee.......................................................        74,330
        Total liabilities.......................................................       365,468
                                                                                 -------------

    NET ASSETS..................................................................   $19,084,921
                                                                                 =============

    NET ASSETS CONSIST OF:
    ----------------------
      Accumulated net realized gains (losses) ..................................   $     6,250
      Unrealized appreciation (depreciation) on investments.....................       (17,290)
      Capital shares at par value of $.01 (Note 3)..............................        19,120
      Additional paid-in capital................................................    19,076,841
                                                                                 -------------

        Net assets..............................................................   $19,084,921
                                                                                 =============

    NET ASSET VALUES:
    -----------------

    Class B Shares
      Net assets at value.......................................................   $ 4,825,955
      Shares outstanding........................................................       483,486
    Net Asset Value, offering and redemption price per share....................         $9.98
                                                                                 =============

    Class C Shares
      Net assets at value.......................................................   $14,258,966
      Shares outstanding........................................................     1,428,479
    Net Asset Value, offering and redemption price per share....................         $9.98
                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
Statement of Operations
--------------------------------------------------------------------------------

                                                             For the period from
                                                               August 31, 1998*
                                                                    through
                                                              December 31, 1998
                                                             -------------------
  INVESTMENT INCOME:
  -----------------

    Interest.....................................................    $ 186,082
    Facility and other fee income................................        1,351
                                                                  ------------

        Total income ............................................      187,433
                                                                  ------------

  EXPENSES:
  --------

    Investment adviser fee (Note 5)..............................       26,085
    Distribution fee for Class B (Note 7)........................        5,482
    Distribution fee for Class C (Note 7)........................       17,534
    Transfer agent fee...........................................        7,383
    Audit and legal fees.........................................        6,668
    Accounting and administration fees (Note 5)..................       12,275
    Directors fees and expenses..................................       10,668
    Printing expenses............................................       24,488
    Miscellaneous................................................       12,141
                                                                  ------------
    Expenses before reimbursement by investment  adviser.........      122,724

    Reimbursement of expenses by investment adviser (Note 5).....     (122,724)
                                                                  ------------

        Net expenses.............................................            0
                                                                  ------------

        Net investment income....................................      187,433
                                                                  ------------

  REALIZED AND UNREALIZED GAIN/(LOSS):
  ------------------------------------

    Net realized gain on investment transactions.................        6,250
    Unrealized (depreciation) on investments.....................      (17,290)
                                                                  ------------
        Net realized and unrealized loss.........................      (11,040)
                                                                  ------------
  Net increase in net assets resulting from operations...........  $   176,393
                                                                  ============


* Commencement of Operations.

The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                    For The Period From
                                                                                      August 31, 1998*
                                                                                          through
                                                                                     December 31, 1998
                                                                                    --------------------
    Increase/(Decrease) in Net Assets from:
    OPERATIONS:
    -----------
      Net investment income.........................................................         $   187,433
      Net realized gain (loss) on investment transactions...........................               6,250
      Change in unrealized appreciation on investments..............................             (17,290)
                                                                                          --------------

    Net increase in net assets resulting from operations............................             176,393


    DISTRIBUTIONS FROM:
    -------------------
    Net investment income, Class B..................................................             (45,215)
    Net investment income, Class C..................................................            (142,218)

    Increase in net assets from capital share transactions (Note 3).................          18,995,961
                                                                                          --------------

    Increase in net assets..........................................................          18,984,921

    Net assets at beginning of period...............................................             100,000
                                                                                          --------------

    Net assets at end of period.....................................................         $19,084,921
                                                                                          ==============

    * Commencement of Operations




   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
Statement of Cash Flows
--------------------------------------------------------------------------------

                                                                           For the Period From
                                                                             August 31, 1998*
                                                                                 through
                                                                            December 31, 1998
                                                                           -------------------
   Increase/(Decrease) in Cash
   ---------------------------
   Cash Flows From (Used for) Operating Activities:
    Purchase of loans......................................................       ($14,750,000)
    Interest and facility fees received....................................            160,913
    Purchase of short-term securities, net.................................         (4,389,237)
    Proceeds from loans sold...............................................            551,681
   Net Cash used for operating activities..................................        (18,426,643)
                                                                              ----------------

   Cash Flows From (Used for) Financing Activities:
    Proceeds from shares sold..............................................         18,871,043
    Payments for shares redeemed...........................................           (466,290)
    Cash dividends paid (not including reinvested dividends of $131,132)...            (56,301)
   Net Cash from financing activities......................................         18,348,452
                                                                              ----------------

   Net Decrease in Cash....................................................            (78,191)
    Cash at beginning of period............................................            100,000
    Cash at end of period..................................................        $    21,809
                                                                              ================


   Reconciliation of Net Increase in Net Assets from Operations to Net
   -------------------------------------------------------------------
   Cash used for Operating Activities
   ----------------------------------
    Net increase in net assets from operations..............................       $   176,393
    Increase in interest and facility fee receivable........................           (86,863)
    Increase in receivable for investments sold ............................            (3,595)
    Increase in other assets ...............................................              (333)
    Increase in deferred facility fees......................................            74,330
    Net increase in investments.............................................       (18,586,575)
   Net cash used for operating activities...................................      ($18,426,643)
                                                                              ================



* Commencement of Operations





   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
Financial Highlights (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                             Period from
                                                                          August 31, 1998 *
                                                                               through
                                                                          December 31, 1998
                                                                   ----------------------------
                                                                     Class B            Class C
   --------------------------------------------------------------------------------------------
   Net Asset Value, Beginning of Period                               $10.00            $ 10.00
   --------------------------------------------------------------------------------------------
   Investment Operations:
     Net investment income                                              0.20               0.20
     Net realized and unrealized gain on investments                   (0.02)             (0.02)
                                                                   ---------          ---------
       Total from investment operations                                 0.18               0.18
                                                                   ---------          ---------
   Distributions
     Dividends from net investment income                              (0.20)             (0.20)
-----------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                     $ 9.98            $  9.98
-----------------------------------------------------------------------------------------------

   Total Return                                                         1.89%  +           1.89%  +
===============================================================================================
   Ratios/Supplemental Data
     Net assets, end of period (000's)                                $4,826            $14,259
     Ratio of total expenses to average net assets                      0.00%  #           0.00%  #
     Ratio of net investment income to average net assets               6.11%  #           6.11%  #
     Portfolio turnover rate                                              18%  +             18%  +
     Expense ratio before expense reimbursement by adviser              4.02%  #           4.01%  #
-----------------------------------------------------------------------------------------------

 *   Commencement of Operations
 +   Not annualized
 #   Annualized

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUND. The North American Senior Floating Rate Fund, Inc. (the "Fund") is a non-diversified closed-end, management investment company.
The Fund is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other institutionally traded senior secured floating rate debt obligations.

The Fund may offer three classes of shares. Class B shares are sold to the public at net asset value and are subject to an Early Withdrawal Charge which declines from 3% in the first year after purchase to zero after the fourth year. Class C shares are sold to the public at net asset value and are subject to an Early Withdrawal Charge of 1% in the first year after purchase. Class A shares are not currently offered, and are available only upon the conversion of Class B and C shares after being held by the shareholders for eight and ten years, respectively. The share classes also differ in their respective distribution and certain other class-specific expenses. Investment income, realized and unrealized capital gains and losses and common expenses of the Fund are allocated pro-rata to each class based on the average daily net assets of each class. Dividends are declared separately for each class. All classes have equal rights to assets and voting privileges.

CypressTree Asset Management Corporation, Inc. ("CAM"), a wholly-owned subsidiary of CypressTree Investments, Inc. ("CypressTree") serves as investment adviser and principal underwriter for the Fund. CypressTree Investment Management Company, Inc. (CIMCO) serves as the Fund's subadviser. CypressTree Funds Distributors, Inc. ("CFD"), also a wholly-owned subsidiary of CypressTree, serves as distributor for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed when preparing the Fund's financial statements. These policies are in accordance with generally accepted accounting principles ("GAAP").

Security Valuation. The Fund's investments in loan interests ("Loans") are valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Loans for which an active secondary market exists to a reliable degree in CIMCO's opinion and for which CIMCO can obtain at least two quotations from banks or dealers in Loans will be valued by calculating the mean of the last available bid and asked prices in the market for such Loans, and then using the mean of those two means. If only one quote for a particular Loan is available, the Loan will be valued on the basis of the mean of the last available bid and asked prices in the market. Loans for which an active secondary market does not exist to a reliable degree in CIMCO's opinion will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, CIMCO will consider, among other factors, (a) the creditworthiness of the Borrower and any Intermediate Participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method is determined not to produce fair valuation. Repurchase agreements and investments in money market funds are valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

Federal Income Taxes. It is the Fund's policy to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute all of its taxable income and any net realized gain on investments to its shareholders each year. Accordingly, no federal income tax provision is required.

Distributions of Income and Gains.   Distributions of net investment income are
declared as a dividend to shareholders of record as of the close of business each day and are paid monthly. The Fund distributes realized net capital gains, if any, at least annually, after offset by any capital loss carryovers.

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 2, continued

Repurchase Agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least 102% of the resale price, and the Fund will take constructive receipt of all securities underlying the repurchase agreements until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase price.

Estimates. Preparing the financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the amounts reported for the reporting period and as of the end of the reporting period. Actual results could differ from those estimates.

Income. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Facility fees received are recognized as income over the stated life of the loan. Other income, including amendment fees, commitment fees, letter of credit fees, etc., are recorded as income when received or contractually due to the Fund.

Gains/Losses. Gains or losses realized on the sale of portfolio assets are recognized on the trade date using the specific identification method.

3. CAPITAL SHARES. The Fund has 1,000,000,000 of $.01 par value shares authorized that may be issued in three different classes. Share activity for the period ended December 31, 1998 was as follows:

                                                         Class B                               Class C
                                               --------------------------         ------------------------------
                                                  Shares        Capital               Shares           Capital
                                               ----------   -------------         ------------    --------------
    Sold...................................       471,473      $4,708,001            1,487,617       $14,858,203
    Reinvestment of distributions..........         2,013          20,087               11,126           111,045
    Redeemed...............................           ---             ---              (70,264)         (701,375)
      Net increase/(decrease)..........           473,486      $4,728,088            1,428,479       $14,267,873
                                               ==========   =============         ============    ==============

In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will make monthly offers to repurchase a percentage (usually 10%) of outstanding shares at net asset value. Shareholders will be sent a Notification of Repurchase Offer seven to fourteen days before each monthly repurchase offer. During the period ended December 31, 1998, the Fund made three Repurchase Offers, and actually redeemed the amounts shown in the table below. In no case was a monthly Repurchase Offer oversubscribed.

                                             Amount Tendered
                                      ---------------------------
                                         Shares         Capital
                                      -----------    ------------
                  October                  21,114        $210,925
                  November                 18,316         182,795
                  December                 30,834         307,655

4. PURCHASES AND SALES OF SECURITIES. During the period ended December 31, 1998, the Fund's cost of purchases of Loans and proceeds from Loan sales were $14,750,000 and $555,276, respectively. Unrealized appreciation/depreciation in the value of those investments at December 31, 1998 for federal income tax purposes were as follows:

    Gross unrealized appreciation                    $ 15,527
    Gross unrealized depreciation                     (32,817)
    Net unrealized depreciation                      $(17,290)
                                              ---------------

NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENT ADVISORY AGREEMENT. The Fund maintains an Investment Advisory Agreement with CAM ("Adviser"), who is responsible for managing the corporate and business affairs of the Fund, and selects, contracts with and compensates the subadviser to manage the Fund's assets. As compensation for its services the Adviser receives from the Fund an annual fee equal to the following percentage of average daily gross assets: 0.85% for the first $1 billion of average daily gross assets; 0.80% for average daily gross assets between $1 billion and $2 billion; and 0.75% for average daily gross assets of more than $2 billion. For purposes of computing the advisory fee, average daily gross assets are determined by deducting from total assets of the Fund all liabilities except the principal amount of any indebtedness from money borrowed, including debt securities issued by the Fund.

CAM has retained CIMCO to serve as the Fund's subadviser to manage the investment and reinvestment of the Fund's assets. As compensation for its services as subadviser, CIMCO receives from CAM an annual fee paid monthly equal to the following percentage of average daily gross assets: 0.45% for the first $1 billion of average daily gross assets; 0.40% for average daily gross assets between $1 billion and $2 billion; and 0.35% for average daily gross assets of more than $2 billion. Average daily gross assets are computed as described above. The fee paid to CIMCO is not an additional charge to the Fund or its shareholders.

CAM, as the Fund's Administrator under an Administration Agreement, is responsible for managing the Fund's business affairs, subject to supervision by the Fund's Board of Directors. For its services, CAM receives an annual fee equal to 0.40% of average daily gross assets of the Fund. Average daily gross assets are computed as described above.

For the period ended December 31, 1998, CFD , as the Fund's distributor, received $4,081 in Early Withdrawal Charges on redemptions from the Fund.

6. EXPENSE REIMBURSEMENT. Pursuant to the Investment Advisory Agreement, the Adviser will reduce the advisory fee or if necessary reimburse each class of the Fund (excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and all of the Fund's distribution fees) for expenses incurred in excess of 1.40% (expense limitation). For the period ended December 31, 1998, the Adviser waived all fees, and reimbursed all expenses of the Fund.

7. DISTRIBUTION PLAN. The Fund has adopted Distribution Plans ("Plans") applicable to Class B and C shares to use the assets attributable to that class of shares of the Fund to finance certain activities relating to the distribution of shares to investors. The Plans are compensation plans providing for the payment of a fixed percentage of .75% of average net assets to finance distribution expenses.

8. DIRECTOR COMPENSATON. The Fund pays each Director who is not an employee or a director of the Adviser or its affiliates a fee of $750 plus travel expenses for each Board of Directors meeting attended, $250 for each telephone meeting and an annual retainer of $3,000.

9. LINE OF CREDIT. On September 15, 1998, the Fund entered into an agreement with Fleet National Bank that provides a $20,000,000 Line of Credit to the Fund that may be used for cash overdraft protection. The Fund pays a commitment fee of $20,000 annually, and interest is charged on any borrowed amounts at the currently effective Federal Funds Rate plus .55%. This Line of Credit was not used during the period ended December 31, 1998.

Trustees                                        Adviser
Bradford K. Gallagher, Chairman                 CypressTree Asset Management Corporation, Inc.
William F. Achtmeyer                            125 High Street
William F. Devin                                Boston, MA 02110
Kenneth J. Lavery
                                                Transfer and Dividend Agent
                                                State Street Bank and Trust Company
Officers                                        P.O. Box 8505
Bradford K. Gallagher, President                Boston, MA 02266-8505
Joseph T. Grause, Jr.,
Vice President and Treasurer                    Independent Accountants
John I. Fitzgerald, Secretary                   Deloitte & Touche LLP
                                                125 Summer Street
Distributor                                     Boston, MA 02110
CypressTree Funds Distributors, Inc.
286 Congress Street                             North American Funds Shareholder Service
Boston, MA 02210                                286 Congress Street
                                                Boston, MA 02210
                                                800-872-8037








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